UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 1000 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 797-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	ADV	The NASDAQ Stock Market LLC
Warrants	ADVWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) amends Item 9.01 of the Current Report on Form 8-K filed by Advantage Solutions Inc. (the “Company”) on November 3, 2020, as amended by the Amendment No. 1 on Form 8-K/A filed on November 3, 2020 (collectively, the “Original Report”), in which the Company reported, among other events, the completion of the Transactions. This Amendment No. 2 amends the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited condensed consolidated financial statements of ASI Intermediate Corp., a Delaware corporation formerly known as Advantage Solutions Inc. (“Advantage Interco”), as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019, and (b) the unaudited pro forma condensed combined financial information of Conyers Park and Advantage Interco as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019. This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Advantage Interco’s consolidated statement of income and comprehensive income data and consolidated statement of cash flows data for the years ended December 31, 2017, 2018 and 2019 and the consolidated balance sheet data as of December 31, 2018 and 2019, and the related notes to the financial statements, are incorporated herein by reference from the Original Report. The consolidated financial statements of Advantage Interco as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019 are filed herewith as Exhibit 99.3.

Also included herewith as Exhibit 99.4 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations for Advantage Interco for the three and nine months ended September 30, 2020.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2020 and for the nine months ended September 30, 2020 and for the year ended December 31, 2019, is filed as Exhibit 99.5 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.3	Unaudited condensed consolidated financial statements of Advantage Interco as of September 30, 2020 and for the three and nine months ended September 30, 2020 and 2019

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Advantage Interco for the three and nine months ended September 30, 2020

99.5	Unaudited pro forma condensed combined financial information of Advantage Solutions Inc. as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2020

ADVANTAGE SOLUTIONS INC.

By:	/s/ Brian Stevens
Brian Stevens
Chief Financial Officer and Chief Operating Officer